EXHIBIT 10.3

Assumption Agreement

THIS ASSUMPTION AGREEMENT (this “Agreement”), dated as of December 15, 2016, is among Tesla 2014 Warehouse SPV LLC (the “Borrower”), CAFCO LLC, as a Conduit Lender, CHARTA LLC, as a Conduit Lender, CIESCO, LLC, as a Conduit Lender, CRC Funding LLC, as a Conduit Lender, (CAFCO LLC, CHARTA LLC, CIESCO, LLC and CRC Funding LLC, each a “New Conduit Lender” and collectively, the “New Conduit Lenders”), Citibank, N.A., as a Related Committed Lender (the “New Committed Lender” and together with the New Conduit Lenders, the “New Lenders”), Citibank, N.A., as group agent for the New Lenders (the “New Group Agent” and together with the New Lenders, the “New Group”) and Deutsche Bank AG, New York Branch (“Deutsche Bank”), as Administrative Agent (in such capacity, the “Administrative Agent”), as a Lender and as a Group Agent.

BACKGROUND

The Borrower and various others are parties to a certain Loan and Security Agreement (Warehouse SUBI Certificate), dated as of August 31, 2016 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).  Capitalized terms used and not otherwise defined herein have the respective meaning assigned to such terms in the Loan Agreement.

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1.

This letter constitutes an Assumption Agreement pursuant to Section 12.10(j) of the Loan Agreement.  The Borrower desires the New Lenders and the New Group Agent to become a Group under the Loan Agreement, and upon the terms and subject to the conditions set forth in the Loan Agreement, the New Lenders and the New Group Agent agree to become a Group thereunder, each in the respective capacities set forth on the signature pages hereto.

SECTION 2.

Upon execution and delivery of this Agreement by the Borrower and each member of the New Group, satisfaction of the other conditions with respect to the addition of a Group specified in Section 12.10(j) of the Loan Agreement (including the written consent of the Administrative Agent) and receipt by the Administrative Agent of counterparts of this Agreement (whether by facsimile or otherwise) executed by each of the parties hereto:

(a)	each New Conduit Lender shall become a party to, and have all of the rights and obligations of, a Conduit Lender under the Loan Agreement;
(b)

the New Committed Lender shall become a party to, and have the rights and obligations of, a Committed Lender under the Loan Agreement and the Commitment shall be as set forth on its signature page hereto;

(c)	the New Group Agent shall become a party to, and have all the rights and obligations of, a Group Agent under the Loan Agreement;
(d)	the New Committed Lender shall make a Loan to the Borrower by transferring to the Administrative Agent an amount equal to the product of (x) the Loan Balance with respect to all outstanding Loans made by each existing Committed Lender prior to giving effect to the Loan to be made by the New Committed Lender described in this clause (d) (such amount, the “Existing Loan Balance”) multiplied by (y) a fraction the numerator of which is the Commitment Amount of the New Committed Lender and the denominator of which is the aggregate Commitments of all Committed Lenders (including the New Committed Lender) (such amount, the “Committed Balancing Amount”);

(e)

the Administrative Agent shall distribute to existing Committed Lenders (as principal repayment of their Loans) the applicable portion of the Commitment Balancing Amount, if any, such that (i) the Loan to be made by the New Committed Lender described in Section 2(d) will not increase the Existing Loan Balance and (ii) the New Committed Lender’s Loan to the Borrower will be proportionate to the Loans of each other Committed Lender based on their relative Commitment;

(f)

the Administrative Agent shall record in the Register (i) the relevant information with respect to the New Group, (ii) the Loan made by the New Committed Lender described in clause (d) of this Section 2 and (iii) the application of the Commitment Balancing Amount as described in clause (e) of this Section 2;

(g)

Deutsche Bank shall, to the extent such rights have been assigned by it under this Agreement, relinquish its assigned rights and be released from its assigned obligations under the Loan Agreement, except for those rights that expressly survive the termination of the Loan Agreement by its terms;

(h)

the Administrative Agent shall make, or cause to be made, all payments under the Loan Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and fees with respect thereto) to the New Group; and

(i)	Deutsche Bank and the New Group shall make all appropriate adjustments in payments under the Loan Agreement for periods prior to the date hereof directly between themselves.
SECTION 3.

The parties hereto agree that immediately after giving effect to (a) this Agreement, (b) the Loan made by the New Committed Lender described in Section 2(d) and (c) the application of the Commitment Balancing Amount as described in Section 2(e), the Commitment, Loan and Percentage of each Lender are as set forth in Schedule I attached hereto.

SECTION 4.

Deutsche Bank, in its capacity as the Administrative Agent and the sole Group Agent as of the date hereof, hereby consents to the addition of the New Conduit Lenders and the New Committed Lender as Lenders under the Loan Agreement.

SECTION 5.

Each party hereto hereby covenants and agrees that it will not institute against, or join any other Person in instituting against, the Borrower or any Conduit Lender, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after the latest maturing commercial paper notes issued by the Borrower is paid in full. The covenant contained in this paragraph shall survive any termination of the Loan Agreement.

SECTION 6.  Deutsche Bank and the New Group confirm to and agree with each other and the other parties to the Loan Agreement that:  (i) other than as provided herein, Deutsche Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement or any other instrument or document furnished pursuant thereto; (ii) the New Group confirms that it has received a copy of the Loan Agreement, together with copies of such financial statements and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (iii) the New Group will, independently and without reliance upon Deutsche Bank or any other Lender party to the Loan Agreement and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement; (iv)  the New Lenders appoints and authorizes the New Group Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to such agent by the terms hereof, together with such powers as are reasonably incidental thereto; (v) the New Lenders agree that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Agreement are required to be performed by it as a Lender and (vi) the New Group Agent agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Agreement are required to be performed by it as a Group Agent.

SECTION 7.  The Short-Term Note Rate applicable to the New Conduit Lenders for any Interest Period (or portion thereof), shall be determined as follows: (a) to the extent that a New Conduit Lender funds its Percentage of the Loan Balance during such Interest Period with Short-Term Notes, the per annum rate equal to the weighted average of the rates at which all Short-Term Notes issued by such New Conduit Lender to fund its Percentage of the Loan Balance during such Interest Period were sold, which rates include all dealer commissions and other costs of issuing such Short-Term Notes, whether any such Short-Term Notes were specifically issued to fund its Percentage of the Loan Balance or are allocated, in whole or in part, to such funding, and (b) otherwise, the Bank Interest Rate.

SECTION 8.

THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.  This Agreement may be executed in counterparts, and by the different parties on different counterparts, each of which shall constitute an original, but all together shall constitute one and the same agreement.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the date first above written.

CAFCO LLC, as a Conduit Lender

By: Citibank, N.A., as Attorney-in-Fact

By: /s/ Brian Chin____________________
Name Printed:  Brian Chin
Title:  Vice President

Notice Address:

c/o Citibank, N.A.

Global Securitized Products

750 Washington Blvd., 8th Floor

Stamford, CT 06901

Attention: Robert Kohl

Telephone: 203-975-6383

Email: robert.kohl@citi.com

c/o Citibank, N.A.

Global Loans - Conduit Operations

1615 Brett Road

Ops Building 3

New Castle, DE 19720

Telephone: 302-323-3125

Email: conduitoperations@citi.com

[Signature Page to Assumption Agreement 1 of 8]

CHARTA LLC, as a Conduit Lender

By: Citibank, N.A., as Attorney-in-Fact

By: /s/ Brian Chin___________________
Name Printed:  Brian Chin
Title:  Vice President

Notice Address:

c/o Citibank, N.A.

Global Securitized Products

750 Washington Blvd., 8th Floor

Stamford, CT 06901

Attention: Robert Kohl

Telephone: 203-975-6383

Email: robert.kohl@citi.com

c/o Citibank, N.A.

Global Loans - Conduit Operations

1615 Brett Road

Ops Building 3

New Castle, DE 19720

Telephone: 302-323-3125

Email: conduitoperations@citi.com

[Signature Page to Assumption Agreement 3 of 8]

CIESCO, LLC, as a Conduit Lender

By: Citibank, N.A., as Attorney-in-Fact

By: /s/ Brian Chin___________________
Name Printed:  Brian Chin
Title:  Vice President

Notice Address:

c/o Citibank, N.A.

Global Securitized Products

750 Washington Blvd., 8th Floor

Stamford, CT 06901

Attention: Robert Kohl

Telephone: 203-975-6383

Email: robert.kohl@citi.com

c/o Citibank, N.A.

Global Loans - Conduit Operations

1615 Brett Road

Ops Building 3

New Castle, DE 19720

Telephone: 302-323-3125

Email: conduitoperations@citi.com

[Signature Page to Assumption Agreement 3 of 8]

CRC FUNDING LLC, as a Conduit Lender

By: Citibank, N.A., as Attorney-in-Fact

By: /s/ Brian Chin___________________
Name Printed:  Brian Chin
Title:  Vice President

Notice Address:

c/o Citibank, N.A.

Global Securitized Products

750 Washington Blvd., 8th Floor

Stamford, CT 06901

Attention: Robert Kohl

Telephone: 203-975-6383

Email: robert.kohl@citi.com

c/o Citibank, N.A.

Global Loans - Conduit Operations

1615 Brett Road

Ops Building 3

New Castle, DE 19720

Telephone: 302-323-3125

Email: conduitoperations@citi.com

[Signature Page to Assumption Agreement 4 of 8]

CITIBANK, N.A., as a Committed Lender
for the New Group

By: /s/ Brian Chin____________________
Name Printed:  Brian Chin
Title:  Vice President

Commitment: $300,000,000

Notice Address:

c/o Citibank, N.A.

Global Securitized Products

750 Washington Blvd., 8th Floor

Stamford, CT 06901

Attention: Robert Kohl

Telephone: 203-975-6383

Email: robert.kohl@citi.com

c/o Citibank, N.A.

Global Loans - Conduit Operations

1615 Brett Road

Ops Building 3

New Castle, DE 19720

Telephone: 302-323-3125

Email: conduitoperations@citi.com

[Signature Page to Assumption Agreement 5 of 8]

CITIBANK, N.A., as Group Agent
for the New Group

By: /s/ Brian Chin___________________
Name Printed:  Brian Chin
Title:  Vice President

Notice Address:

c/o Citibank, N.A.

Global Securitized Products

750 Washington Blvd., 8th Floor

Stamford, CT 06901

Attention: Robert Kohl

Telephone: 203-975-6383

Email: robert.kohl@citi.com

c/o Citibank, N.A.

Global Loans - Conduit Operations

1615 Brett Road

Ops Building 3

New Castle, DE 19720

Telephone: 302-323-3125

Email: conduitoperations@citi.com

[Signature Page to Assumption Agreement 6 of 8]

TESLA 2014 WAREHOUSE SPV LLC, as Borrower

By: /s/ Susan Repo__________________________
Name Printed:  Susan Repo
Title:  Vice President

[Signature Page to Assumption Agreement 7 of 8]

DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent, as a Group Agent and as a Committed Lender

By: /s/ Katherine Bologna_____________
Name Printed:  Katherine Bologna
Title:  Director

By: /s/ Maureen Farley_______________
Name Printed:  Maureen Farley
Title:  Vice President

[Signature Page to Assumption Agreement 8 of 8]

Schedule I

Lender	Lender Type	Commitment	Loan	Percentage
Deutsche Bank AG, New York Branch	Committed Lender	$300,000,000	$150,000,000	50%
Citibank, N.A.	Committed Lender	$300,000,000	$150,000,000	50%